Subsequent Events	9 Months Ended
Jul. 31, 2026
Subsequent Events [Abstract]
Subsequent Events
15.	Subsequent Events

a. On September 2, 2026, the Company and the CLA Investors entered into a conversion agreement pursuant to which each of the two CLA Investors converted an aggregate of $687,500 (or $696,079.50 including accrued interest thereon) under the Promissory Notes at an agreed conversion price of $1.00 per common share. In addition, the Company and the CLA Investors agreed that floor price in the form of Promissory Note attached to the SPAs shall be amended to $1.00 per common share. As of the date of this report, 1,200,000 common shares have been issued to the holders, and 192,159 are held as abeyance shares.

b. On September 3, 2026, the conversions of the Promissory Notes triggered an adjustment to the exercise price and the number of warrant shares issuable pursuant to the April 2023 Warrants, September 2023 Warrants and January 2024 Warrants. The new exercise price of the warrants is $1.00 per Common Share and entitles the warrant holders to a total of 1,895,189 common shares.

c. On September 4, 2026, the Company entered into a definitive agreement (“Agreement”) to acquire a 51% stake in Charging Robotics, an intelligent EV (electric vehicles) wireless charging solutions for automated parking systems and autonomous mobile platforms company (“Charging Robotics”).

Charging Robotics develops dedicated intelligent wireless charging systems designed specifically for automated parking facilities, autonomous mobile platforms, and robotaxi operations, environments where conventional cables and plug-in infrastructure cannot operate. Its proprietary technology delivers continuous charging of up to 10 kW, with smart vehicle communication and dynamic energy management that allocates power in real time. The system integrates directly into robotic parking platforms and autonomous vehicle workflows, requiring no manual connection and no traditional charging stations. The technology is designed to make EV charging a background function of smart parking and autonomous mobility, improving utilization, safety, and the end-user experience in dense urban settings.

Under the terms of the Agreement, Clearmind acquired the majority stake of Charging Robotics for an aggregate purchase price of $2.5 million (the “Acquisition”). In addition, in connection with and as a condition to the closing of the Acquisition (the “Closing”), the Company extended a loan to Charging Robotics in the principal amount of $1.5 million (the “Loan”). The Loan bears interest at a rate of 4% per annum.

Unless earlier repaid, the outstanding principal amount of the Loan, together with accrued and unpaid interest, will become due and payable on the three-year anniversary of the Closing. If, as of that date, Charging Robotics has not generated positive cash flow from its operating and financing activities, together with available financing sources, sufficient to repay the outstanding loan amount, as reflected in its most recently completed financial statements prepared in accordance with IFRS, the repayment date will automatically be extended until the first date on which Charging Robotics has generated such cash flow and available financing sources. During any extension period, the outstanding principal amount will continue to accrue interest at the rate of 4.0% per annum.

The funding of the Loan occurred on September 3, 2026 and the closing of the Acquisition occurred on September 6, 2026.